Prepaid Expenses and Other Current Assets, Net	6 Months Ended
Jun. 30, 2024
Prepaid Expenses And Other Current Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

NOTE 5 — PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

Prepaid expenses and other current assets consisted of the following:

	June 30, 2024	December 31, 2023
Advance to suppliers (1)	$3,270,302	$2,225,301
Prepaid expenses (2)	728,718	1,306,507
Other receivables (3)	288,701	852,469
Short-term loans to third parties (4)	-	749,896
Less: allowance for credit losses	-	-
Total prepaid expenses and other current assets, net	$4,287,721	$5,134,173

(1)	Advance to suppliers primarily consists of advance payments paid to suppliers for purchases of raw materials for bakery products.

(2)	Prepaid expenses primarily represent prepaid rental expenses, professional fees, and other miscellaneous expenses for the Company’s bakery stores.

(3)	Other receivables are mainly business advances to officers and staff for business travel and sundry expenses. It also includes $100,000 and $500,000 receivable due from a third party as of June 30, 2024 and December 31, 2023, as the Company entered into a cooperation agreement with the third party, and grants the third party a license to use the Chanson Greenwich’s store for events.

(4)	During the year ended December 31, 2023, the Company lent totaling $1.9 million to several third parties. These short-term loans to third-parties are mainly used for short-term funding to support the Company’s external business partners. These loans bear no interest and have terms of no more than one year. The Company received the repayment of loans to third parties totaling $1.2 million during the year ended December 31, 2023 and the remaining of $0.7 million was received during the six months ended June 30, 2024.